                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: August 30, 1996
                       (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)


          Nevada                      33-65373                  75-2596063
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


         3773 Howard Hughes Parkway
          Suite 300N
     Las Vegas, Nevada                                              89109
(Address of Principal executive offices)                          (Zip Code)



       Registrant's Telephone Number, Including Area Code: (702) 892-3772

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-65373) filed with the Securities and Exchange Commission (the "Commission") on December 22, 1996, as amended by Amendment No. 1 thereto filed with the Commission on April 23, 1996, as further amended by Amendment No. 2 thereto filed with the Commission on May 10, 1996 and as further amended by Amendment No. 3 thereto filed with the Commission on May 22, 1996 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its asset-backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 14, 1996 and the related Prospectus Supplement, dated June 14, 1996 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's FIRSTPLUS Asset-Backed Certificates, Series 1996-2, consisting of the following Classes of Certificates (collectively, the "Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, and Class A-8 Certificates, (collectively, the "Offered Certificates"), (ii) Class B Certificates, and
(iii) Class R Certificates. Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Pooling and Servicing Agreement") between the FIRSTPLUS INVESTMENT CORPORATION, as depositor, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, and First Trust of California, National Association, as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of mortgage loans (together, the "Initial Mortgage Loans"), (ii) amounts on deposit in a pre-funding account (the "Pre-Funding Account") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy issued by MBIA Insurance Corporation (the "Certificate Insurer"). On the Closing Date, cash in the amount of $80,891,144.24 (the "Pre-Funding Account Deposit") was deposited in the Pre-Funding Account in the name of the Trustee. The Pre-Funding Account Deposit was intended to be used for the purchase of additional mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "Subsequent Mortgage Loans") on or before August 30, 1996 (the "Subsequent Transfer Date").

         On or before the Subsequent Transfer Date, the Trustee, on behalf of the Trust, and the Sponsor entered into two (2) Subsequent Transfer Agreements, dated June 26 and July 25, 1996 (each, a "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreements, the Trust purchased $80,820,448.40 aggregate principal balance of Subsequent Mortgage Loans to be included in the Mortgage Pool.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates.

         The following is a summary of certain terms of the final Mortgage Pool, which includes the Subsequent Mortgage Loans. The information set forth below is presented with respect to the Initial Mortgage Loans as of the Cut-off Date and with respect to the Subsequent Mortgage Loans as of the related Subsequent Cut-off Date (as defined in the related Subsequent Transfer Agreement). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans received by the Servicer after the Cut-off Date or the related Subsequent Cut-off Date. The final Mortgage Pool consists of 9,492 Mortgage Loans having an aggregate principal balance of $249,929,304.16. The Mortgage Loans included in the final Mortgage Pool (by aggregate Cut-Off Date Principal Balance) will have the characteristics set forth in the tables below.

                                   LOAN TYPE


                                                   NUMBER                                     PERCENT OF TOTAL
                                                 OF INITIAL             AGGREGATE               BY AGGREGATE
                 LOAN TYPE                     MORTGAGE LOANS       PRINCIPAL BALANCE         PRINCIPAL BALANCE
                 ---------                     --------------       -----------------         -----------------

Conventional Mortgage Loans . . . . . . .            8,107          $  222,429,468.76               89.00
Title I Mortgage Loans  . . . . . . . . .            1,385              27,499,835.40               11.00%
                                                ----------          -----------------            --------
   Totals . . . . . . . . . . . . . . . .            9,492          $  249,929,304.16              100.00%
                                                ==========          =================            ========


                              MORTGAGE LOAN RATE


                    RANGE OF                       NUMBER                                     PERCENT OF TOTAL
                  MORTGAGE LOAN                  OF INITIAL             AGGREGATE               BY AGGREGATE
                    RATES (%)                  MORTGAGE LOANS       PRINCIPAL BALANCE         PRINCIPAL BALANCE
                    ---------                  --------------       -----------------         -----------------
    0.000 -  8.999 . . . . . . . . . . . . .         13                  $266,921.82                0.11%
   10.000 - 10.999 . . . . . . . . . . . . .        111                $2,204,968.96                0.88%
   11.000 - 11.999 . . . . . . . . . . . . .        219                $5,155,904.57                2.06%
   12.000 - 12.999 . . . . . . . . . . . . .        718               $17,471,449.76                6.99%
   13.000 - 13.999 . . . . . . . . . . . . .      3,762              $103,690,268.18               41.49%
   14.000 - 14.999 . . . . . . . . . . . . .      3,332               $87,478,666.79               35.00%
   15.000 - 15.999 . . . . . . . . . . . . .        986               $25,734,147.16               10.30%
   16.000 - 16.999 . . . . . . . . . . . . .        291                $6,592,881.76                2.64%
   17.000 - 17.999 . . . . . . . . . . . . .         49                $1,103,871.80                0.44%
   18.000 - 18.999 . . . . . . . . . . . . .         11                  $230,223.36                0.09%
                                                  -----              ---------------              ------
      Totals . . . . . . . . . . . . . . . .      9,492              $249,929,304.16              100.00%
                                                  =====              ===============              ======


         The weighted average Mortgage Loan Rate of the Mortgage Loans included in the final Mortgage Pool was approximately 14.26% per annum.

                     CUT-OFF DATE LOAN PRINCIPAL BALANCES


                      RANGE OF                                                                   PERCENT OF TOTAL
                    CUT-OFF DATE               NUMBER OF INITIAL            AGGREGATE               BY AGGREGATE
               PRINCIPAL BALANCE ($)            MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
               ---------------------            --------------         -----------------         -----------------
      0.00 -  9,999.99 . . . . . . . . . . .         164                   $1,393,459.66               0.56%
 10,000.00 - 19,999.99 . . . . . . . . . . .       1,688                  $27,261,892.97              10.91%
 20,000.00 - 29,999.99 . . . . . . . . . . .       5,427                 $135,183,457.52              54.09%
 30,000.00 - 39,999.99 . . . . . . . . . . .       1,445                  $51,355,124.46              20.55%
 40,000.00 - 49,999.99 . . . . . . . . . . .         608                  $26,635,327.03              10.66%
 50,000.00 - 59,999.99 . . . . . . . . . . .         158                   $7,964,279.39               3.19%
 70,000.00 - 79,999.99 . . . . . . . . . . .           1                      $64,000.00               0.03%
                                                       1                      $71,763.13               0.03%
      Totals . . . . . . . . . . . . . . . .       -----               -----------------             ------
                                                   9,492                 $249,929,304.16             100.00%
                                                   =====               =================             ======

         The average principal balance of the Mortgage Loans included in the final Mortgage Pool as of the related Cut-off Date was approximately $26,330.52.

                        ORIGINAL LOAN PRINCIPAL BALANCES


                      RANGE OF                                                                    PERCENT OF TOTAL
                 PRINCIPAL BALANCE              NUMBER OF INITIAL            AGGREGATE               BY AGGREGATE
                 AT ORIGINATION($)               MORTGAGE LOANS         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                 -----------------               --------------         -----------------         -----------------
      0.00 -  9,999.99 . . . . . . . . . . .           98                    $746,388.34               0.30%
 10,000.00 - 19,999.99 . . . . . . . . . . .        1,445                 $21,792,316.86               8.72%
 20,000.00 - 29,999.99 . . . . . . . . . . .        5,552                $135,849,582.98              54.36%
 30,000.00 - 39,999.99 . . . . . . . . . . .        1,264                 $42,260,604.79              16.91%
 40,000.00 - 49,999.99 . . . . . . . . . . .          812                 $33,146,656.75              13.26%
 50,000.00 - 59,999.99 . . . . . . . . . . .          315                 $15,758,442.93               6.31%
 60,000.00 - 69,999.99 . . . . . . . . . . .            5                    $303,548.38               0.12%
 70,000.00 - 79,999.99 . . . . . . . . . . .            1                     $71,763.13               0.03%
                                                    -----              -----------------             ------
      Totals . . . . . . . . . . . . . . . .        9,492                $249,929,304.16             100.00%
                                                    =====              =================             ======


         The average principal balance of the Mortgage Loans included in the final Mortgage Pool at origination was approximately $26,400.82

                           GEOGRAPHICAL DISTRIBUTION

                                                                   PERCENT OF
- --------------------------------------------------------------------------------
STATE                     LOAN COUNT   TOTAL CURRENT BALANCE     CURRENT BALANCE
- --------------------------------------------------------------------------------
AL ...................          10             $220,249.65                 0.09%
AR ...................           8              $91,899.00                 0.04%
AZ ...................         670          $18,181,801.70                 7.27%
CA ...................       5,616         $154,360,917.33                61.76%
CO ...................         476          $12,086,096.00                 4.84%
CT ...................          36             $955,558.48                 0.38%
DC ...................           1              $24,982.92                 0.01%
DE ...................           1              $13,400.00                 0.01%
FL ...................         581          $13,311,318.04                 5.33%
GA ...................         159           $3,245,684.20                 1.30%
IA ...................           5             $118,788.30                 0.05%
ID ...................           2              $49,982.08                 0.02%
IL ...................          20             $485,920.03                 0.19%
IN ...................           3              $43,329.44                 0.02%
KS ...................           4              $64,349.00                 0.03%
KY ...................          39             $885,813.19                 0.35%
LA ...................          18             $342,765.16                 0.14%
MD ...................          13             $217,133.41                 0.09%
ME ...................           1              $16,711.30                 0.01%
MI ...................           1              $14,612.68                 0.01%
MN ...................          28             $550,756.41                 0.22%
MO ...................          20             $322,469.24                 0.13%
MS ...................          11             $295,177.97                 0.12%
MT ...................           1              $24,980.76                 0.01%
NC ...................          81           $2,144,621.45                 0.86%
NE ...................           2              $23,400.00                 0.01%
NH ...................           2              $56,386.95                 0.02%
NJ ...................          58           $1,157,740.82                 0.46%
NM ...................          10             $242,938.99                 0.10%
NV ...................         544          $14,233,668.94                 5.70%
NY ...................          51           $1,093,464.20                 0.44%
OH ...................          17             $270,887.35                 0.11%
OK ...................          30             $495,883.29                 0.20%
OR ...................         145           $3,662,412.70                 1.47%
PA ...................          18             $322,793.95                 0.13%
RI ...................          36           $1,004,719.46                 0.40%
SC ...................         113           $2,850,843.62                 1.14%
TN ...................           8             $201,218.25                 0.08%
TX ...................          88           $1,475,129.38                 0.59%
UT ...................         187           $4,480,766.80                 1.79%
VA ...................          27             $728,922.84                 0.29%
WA ...................         341           $9,384,476.53                 3.75%
WI ...................           6             $130,603.35                 0.05%
WV ...................           2              $24,740.00                 0.01%
WY ...................           2              $18,989.00                 0.01%
                             -----         ---------------               ------
      Total: .........       9,492         $249,929,304.16               100.00%
                             =====         ===============               ======

                           REMAINING TERM TO MATURITY


                          REMAINING TERM TO MATURITY


REMAINING TERM        LOAN COUNT        CURRENT BALANCE          PERCENT OF
                                                               CURRENT BALANCE
  0 - 59 ............      16                $185,472.50            0.07%
 60 - 89 ............      19                $258,923.98            0.10%
 90 - 119 ...........      87              $1,157,434.58            0.46%
120 - 149 ...........     175              $2,686,730.97            1.07%
150 - 179 ...........   2,212             $53,917,260.80           21.57%
180 - 209 ...........   1,061             $26,718,902.29           10.69%
210 - 239 ...........   3,821            $105,402,023.66           42.17%
240 - 269 ...........   2,096             $59,413,144.67           23.77%
300 - 319 ...........       5                $189,410.71            0.08%
                        -----            ---------------          ------
        Total .......   9,492            $249,929,304.16          100.00%
                        =====            ===============          ======

The weighted average remaining term to maturity of the Mortgage Loans included in the final Mortgage Pool was approximately 217 months.

                            MONTHS SINCE ORIGINATION


                              PERCENT OF                            PERCENT OF
  AGE         LOAN COUNT      LOAN COUNT      CURRENT BALANCE    CURRENT BALANCE
 0 - 5              9,082       95.68%         $239,226,297.50        95.72%
 6 - 11                55        0.58%           $1,359,527.78         0.54%
12 - 17                50        0.53%           $1,254,387.21         0.50%
18 - 23               267        2.81%           $6,951,898.07         2.78%
24 - 29                35        0.37%           $1,059,639.16         0.42%
30 - 35                 2        0.02%              $44,352.22         0.02%
48 - 53                 1        0.01%              $33,202.22         0.01%
                    -----      ------          ---------------       ------
             Total  9,492      100.00%         $249,929,304.16       100.00%
                    =====      ======          ===============       ======


The weighted average age of the Mortgage Loans included in the final Mortgage Pool was approximately two months.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

         Exhibit No.      Description
         -----------      -----------
               4.1      Pooling and Servicing Agreement, dated as of June 1,
                        1996, between FIRSTPLUS INVESTMENT CORPORATION, as
                        Depositor, FIRSTPLUS FINANCIAL, INC., as Transferor and
                        Servicer, and First Trust of California, National
                        Association, as Trustee

              10.4 Specimen of Certificate Guaranty Insurance Policy issued by MBIA Insurance Corporation

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRSTPLUS INVESTMENT CORPORATION



September 9, 1996                       By: /s/ CHRISTOPHER J. GRAMLICH
                                            ---------------------------
                                            Christopher J. Gramlich,
                                            Senior Vice President

                                 EXHIBIT INDEX

Exhibit No.                             Description
- -----------                             -----------
 4.1             Pooling and Servicing Agreement, dated as of June 1, 1996, between FIRSTPLUS INVESTMENT CORPORATION, as Depositor,
                 FIRSTPLUS FINANCIAL, INC. as Transferor and Servicor, and
                 First Trust of California, National Association, as Trustee

10.4             Specimen of Certificate Guaranty Insurance Policy issued by
                 MBIA Insurance Company